[redacted]

UT-Battelle, LLC
Acting under contract DE-AC05-00OR22725
With the U.S. Department of Energy
Internet: http://www.ornl.gov/adm/contracts/index.shtml

Subcontract Modification

Subcontract Modification

Except as provided herein, the subcontract remains unchanged

1. Subcontract Number: 4000130255	**2. Modification Number:** 18
3a. Subcontract Administrator: Lisa Cobb	

3b. Email address: COBBLL@ORNL.GOV	**3c. Telephone:** 865-576-5470	**3d. Fax:** 865-241-5557

4. Name and Address of Seller: Seller Number: 219986 AMERICAN CENTRIFUGE OPERATING LLC 6903 ROCKLEDGE DR # 400 2 DEMOCRAC BETHESDA MD 20817-1872	**5. Modification Issued By:** UT-Battelle, LLC c/o Oak Ridge National Laboratory P.O. BOX 2008, BLDG. 5300 OAK RIDGE, TN 37831-6050

6. Description of Modification: See page 2 for complete description of modification.

7. Accounting Information:

Previous total value: $ 117,037,597.00	**Change in total value:** $ 0.00	**Revised total value:** $ 117,037,597.00
Previous funded value: $ 68,429,240.00	**Change in funded value:** $ 6,944,051.00	**Revised funded value:** $ 75,373,291.00

8. Performance Period: Performance Period is revised as follows: 05/01/2014 - 09/30/2015

9. (X) Seller is required to sign and return a copy of this document. *(Checked if applicable)*	10. UT-Battelle, LLC
A. Signature of person authorized to sign for Seller [signature]	A. Signature of person authorized to sign Lisa L. Cobb Digitally signed by Lisa L. Cobb DN: cn=Lisa L. Cobb, o=UT-Battelle, LLC, ou=Acquisition Management Services, email=cobbLL@ornl.gov, c=US Date: 2015.02.26 12:01:18 -05'00'
B. Name of signer Charles Kerner	B. Name of signer
C. Title of signer Director, Procurement & Contracts	C. Title of signer
D. Date 2/26/15	D. Date

Subcontract Modification

4000130255, Modification 18

Description Of Modification

Modification 18, dated February 26, 2015, is issued to add, delete, or modify the following:

- Add **$6,944,051** in incremental funding (increased from **$68,429,240 to $75,373,291**).

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Section H. Special Provisions

Limitation of Company's Obligation, Sections (a) and (c)(1) are revised as follows:

(a) Of the total price of this Agreement, **$75,373,291** is currently allotted and available for payment. It is anticipated that from time to time additional funds will be allotted until the total price of the Agreement is allotted.

(c)(1) Funds currently allotted are expected to cover the work to be performed until **March 31, 2015.**

No other changes.

*******************End of Modification*************************
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